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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the Forms S-8 (Registration Statement File Nos. 333-63198, 333-1006, 333-27995, 333-55999, 333-70485, 333-39172 and 333-39218) and Form
S-3, Registration File No. 333-57382, of Denbury Resources Inc. of our report dated March 16, 2001 (except with respect to Note 13, as to which the date is June 22, 2001) included in this Form 8-K/A.


/s/ Arthur Andersen LLP

New Orleans, Louisiana
July 23, 2001